EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS



         We  hereby   consent  to  the   incorporation   by  reference  in  this
Registration Statement on Form S-8 of our report dated January 16, 1996 appearing on Page 18 of the Network Peripherals Inc. Annual Report on Form 10-K for the year ended December 31, 1995.


/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP

San Jose, California
September 23, 1996

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